EATON VANCE CASH MANAGEMENT FUND
EATON VANCE MONEY MARKET FUND
Supplement to Prospectus dated
March 1, 2008

EATON VANCE TAX FREE RESERVES
Suppement to Prospectus dated
May 1, 2008

(each, a “Fund” and collectively, the “Funds”)

The Temporary Money Market Fund Guaranty Program
(the "Program") established by the U.S. Treasury
Department has been extended until April 30, 2009. The
Board of Trustees approved each Fund’s continued
participation in the Program. Each Fund paid an
additional premium to participate in the Program
extension.

December 8, 2008 MMTFRPS1